                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                  LABARGE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                  LABARGE INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                               [LABARGE INC LOGO]








                                    NOTICE OF
                               1999 ANNUAL MEETING
                                NOVEMBER 17, 1999
                               AND PROXY STATEMENT

                               [LABARGE INC LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 17, 1999


TO THE STOCKHOLDERS:


         The Annual Meeting of Stockholders of LaBarge, Inc. will be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri, on November 17, 1999, at 4:00 P.M., CST.

         At the Annual Meeting, Common Stockholders will be asked:

         1. To elect three Class A Directors for a term ending in 2002;

         2. To consider and act upon the ratification of the selection of KPMG LLP as independent accountants for fiscal 2000;

         3. To consider and act upon a proposal to approve the LaBarge, Inc. 1999 Non-Qualified Stock Option Plan;

         4. To transact such other business as may properly come before the meeting.

         Only stockholders whose names appear of record at the Company's close of business on September 20, 1999 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS NOTICE HAVE THE DEFINITIONS GIVEN TO THEM IN THE ATTACHED PROXY STATEMENT.

         WE ENCOURAGE YOU TO VOTE VIA INTERNET OR TELEPHONE OR YOU MAY MAIL YOUR PROXY.

         If you receive more than one proxy card because you own shares registered in different names or at different addresses, please vote each proxy as soon as possible by following the instructions on the separate instruction sheet regarding voting by Internet, telephone or mail.

                                       By Order of the Board of Directors,



                                       WILLIAM J. MAENDER
                                       Vice President - Finance and Secretary

October 12, 1999




ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE VOTE YOUR PROXY. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY VOTING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                  LABARGE, INC.
                               9900A CLAYTON ROAD
                            ST. LOUIS, MISSOURI 63124


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 17, 1999


         This Proxy Statement is being furnished to the Common Stockholders of LaBarge, Inc. (the "Company") on or about October 12, 1999 in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 17, 1999 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

         Holders of shares of common stock, par value $.01 per share (the "Common Stock") of the Company at its close of business on September 20, 1999 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 14,713,067 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per each share of Common Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting.

         A plurality of votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Ratification of the selection of independent accountants and approval of the LaBarge, Inc. 1999 Non-Qualified Stock Option Plan each requires the affirmative vote of stockholders holding a majority of the shares of Common Stock voted at the Annual Meeting.

         Management of the Company (the "Management"), together with members of the Board of Directors of the Company, in the aggregate directly or indirectly controlled approximately 34.7% of the Common Stock outstanding on the Record Date.

         Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, an abstention or broker non-vote will have no effect on the outcome of the election of directors.

         All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR election of the Board's nominees as directors, FOR the ratification of the recommended independent accountants, FOR approval of the 1999 Non-Qualified Stock Option Plan and, at the discretion of the named proxies, on any other matters that may properly come before the Meeting. The Board of Directors of the Company does not know of any matters other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement that will come before the Annual Meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy,
(ii) duly executing a subsequently dated proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124.

         The proxies are solicited by the Board of Directors of the Company. In addition to the use of the Internet, telephone and mail, proxies may be solicited personally or by facsimile transmission by Directors, officers or regular employees of the Company. The cost of solicitation of proxies will be borne by the Company.

         A copy of the Company's Annual Report for the fiscal year ended June 27, 1999 is being mailed to each stockholder along with this Proxy Statement.


              The date of this Proxy Statement is October 12, 1999.






                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three classes, designated Class A, Class B and Class C. Each Director is elected for a three-year term and the term of each Class expires in a different year.

         The Board of Directors has nominated for election as Class A Directors:
Messrs. Craig E. LaBarge, James P. Shanahan, Jr. and Jack E. Thomas, Jr. Each of the nominees is currently serving as a Director of the Company and each has consented to continue to serve as a Director if elected. Unless proxy cards are marked to withhold authority to vote for any of the Director nominees, the proxies intend to vote all properly executed proxies FOR election of each of the Director nominees.

         The following biographical information is furnished with respect to each nominee and each current Director whose term continues after the Annual
Meeting:



                                                            TERM
                                                         EXPIRATION           DIRECTOR          POSITIONS WITH THE
                                                            DATE      AGE       SINCE                COMPANY
------------------------------------------------------ ------------- ------- ------------ -------------------------------
NOMINEES FOR ELECTION AS CLASS A DIRECTORS
     CRAIG E. LABARGE                                       2002       48       1981       CHIEF EXECUTIVE OFFICER,
                                                                                           PRESIDENT AND DIRECTOR
     JAMES P. SHANAHAN, JR.                                 2002       38       1987       DIRECTOR
     JACK E. THOMAS, JR.                                    2002       47       1997       DIRECTOR


Continuing Class B Directors
     John G. Helmkamp, Jr.                                  2000       52       1998       Director
     J. C. Kuhn, Jr.                                        2000       59       1989       Director
     Lawrence J. LeGrand                                    2000       48       1998       Director

Continuing Class C Directors
     Robert H. Chapman                                      2001       53       1998       Director
     Richard P.  Conerly                                    2001       75       1975       Director
     Pierre L. LaBarge, Jr.                                 2001       74       1967       Chairman Emeritus and
                                                                                           Director






                 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                   FOR ELECTION OF ITS NOMINEES FOR DIRECTOR.



EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTOR
         The following table sets forth the information, as of September 20, 1999, with respect to the executive officers, directors whose term of office will continue after the Annual Meeting and nominees for directors of the
Company:



                 NAME                           AGE                                POSITION(S)
---------------------------------------- ------------------ ----------------------------------------------------------

     Pierre L. LaBarge, Jr.....................74           Chairman Emeritus and Director
     Craig E. LaBarge..........................48           Chief Executive Officer, President and Director
     Randy L. Buschling........................39           Senior Vice President - Manufacturing Services Group
     William J. Maender........................53           Vice President - Finance, Treasurer and Secretary
     Harvey Baker..............................48           Vice President - Operations
     Thomas L. Hubbard.........................46           Vice President
     John A. Sturm.............................47           Vice President  - Business Development
     Robert H. Chapman.........................53           Director
     John G. Helmkamp, Jr......................52           Director
     J. C. Kuhn, Jr............................59           Director
     Lawrence J. LeGrand.......................48           Director
     James P. Shanahan, Jr.....................38           Director
     Jack E. Thomas, Jr........................47           Director


         Pierre L. LaBarge, Jr., Chairman Emeritus, is the founder of the predecessor Company. Mr. LaBarge retired from day-to-day business operations in 1995. He has been a Director since 1967.

         Craig E. LaBarge is the son of Pierre L. LaBarge, Jr. and has been a Director since 1981. He assumed the positions of Chief Executive Officer and President in 1991. Prior to that time, he was Vice President - Marketing of the Electronics Division of the Company (1975 to 1979), President of the Electronics Division of the Company (1979 to 1986), Vice President of the Company (1981 to
1986) and President and Chief Operating Officer of the Company (1986 to 1991). Mr. LaBarge is also a director and member of the Audit Committee of both TALX Corporation and Young Innovations, Inc.

         Mr. Buschling joined the Company in 1998. He is currently Senior Vice President of the Manufacturing Services Group of the Company. He was Vice President - Defense and Aerospace Business Unit from 1998 to July, 1999. Prior to joining the Company, he was General Manager of Watlow Electric Manufacturing Company's Systems Division for more than five years.

         Mr. Maender joined the Company in 1984. He has been Vice President - Finance, Treasurer and Secretary for more than five years.

         Mr. Baker joined the Company in 1996. He is currently Vice President - Operations for the Manufacturing Services Group of the Company. Prior to joining the Company, he was Vice President of Manufacturing and Customer Service for the Broadcast Division of Harris Corporation for more than five years.

         Mr. Hubbard joined the Company in 1980. He is Vice President of LaBarge, Inc. and oversees the Company's investment in NotiCom L.L.C. He was Vice President - Telecommunications Business Unit from 1996 to 1999. Prior to that time, he was Sales Manager for the Joplin facility for more than five years.

         Mr. Sturm joined the Company in 1994. He is currently Vice President - Business Development for the Manufacturing Services Group of the Company. He was Vice President - Geophysical Business Unit (1996 to 1999) and Vice President - Business Planning and Development (1994 to 1996). Prior to joining the Company, Mr. Sturm was Account Manager for Digital Equipment Corporation for more than five years.

         Mr. Chapman became a Director in 1998 and serves as a member of the Audit Committee of the Board of Directors. He has served as Chairman of the Board and Chief Executive Officer of Barry-Wehmiller Companies, Inc. a leading provider of packaging automation equipment since 1975. Mr. Chapman has been a Board member of BWI, PLC since 1987 and of Intrav, Inc. since 1997. He has also served as an Advisory Board member of Mercantile Bank since 1988 and of AON Risk Services of Missouri since 1993.

         Mr. Conerly became a director in 1975 and serves as a member of the Audit Committee of the Board of Directors. He was formerly Chairman and Chief Executive Officer of Orion Capital Inc. (a private company) from 1987 to 1994; President of Pott Industries Inc., St. Louis, Missouri, a marine services company, from 1969 to 1987; and Vice Chairman of Coal-Marine, Houston Natural Gas Corporation, parent company of Pott Industries Inc., from 1979 to 1985. He is also a director of Young Innovations, Inc.

         Mr. Helmkamp became a Director in 1998 and serves as a member of the Audit Committee of the Board of Directors. He retired from the positions of Chairman of the Board and Chief Executive Officer of Illinois State Bank and Trust in 1996, where he served in those capacities for more than five years. Mr. Helmkamp also serves on the Board of Directors of the United Way of Greater St. Louis.

         Mr. Kuhn became a Director in 1989. He retired from the positions of Executive Vice President and Chief Operating Officer of the Company in 1996. Mr. Kuhn has served in a consulting capacity for the Company since retirement.

         Mr. LeGrand became a director in 1998 and serves as a member of the Human Resources Committee of the Board of Directors. He has been Executive Vice President of LMI Aerospace, Inc., a leading manufacturer in the aerospace industry since April 1998. Prior to that time, Mr. LeGrand was a partner of KPMG LLP for more than twenty years.

         Mr. Shanahan became a Director in 1987 and serves as a member of the Human Resources Committee of the Board of Directors. He has been Executive Vice President and General Counsel of Pacholder Associates, Inc., an investment advisory firm, since 1986. Mr. Shanahan is also a director of Pacholder Fund, Inc.

         Mr. Thomas became a Director in 1997 and serves as a member of the Human Resources Committee of the Board of Directors. He has been President, Chief Executive Officer and Chairman of the Board of Coin Acceptors, Inc. a world leader in the design and manufacture of coin mechanisms, bill validators, control systems, and vending machines since 1982. Mr. Thomas serves on the Board of Directors of Mercantile Trust Company, is Chairman of Royal Vendors, Inc. (a private company), and serves on the Advisory Board of AON Risk Services and ALTO U.S., Inc.

         The Board of Directors of the Company held five meetings in fiscal 1999. The Company has a standing Audit Committee of its Board of Directors, which held four meetings in fiscal 1999. This Committee performed the following principal functions: (i) reviewed financial statements with the Company's chief financial officer and independent accountants, (ii) reviewed the independent accountants' "management letters" and (iii) approved the appointment of the independent accountants for fiscal 2000. The Company also has a standing Human Resources Committee of its Board of Directors, which held four meetings in fiscal 1999. This Committee performs the principal function of acting as a compensation committee. The Company has no standing nominating committee or any committee which performs similar functions. Each Director attended at least 75% of the meetings of the Board and its Committees on which he served in fiscal 1999.

DIRECTORS' FEES

         Members of the Board of Directors who are not employees of the Company ("Non-employee Directors") receive $1,500 for each Board meeting attended, $750 for each committee meeting attended and $500 for attendance at the Company's Annual Meeting. Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees.

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executives who served in such capacities as of June 27, 1999, for the fiscal years indicated.


---------------------------------- ----------- --------------------------------- ------------------- ----------------
                                                            ANNUAL                   LONG-TERM
                                                       COMPENSATION (1)             COMPENSATION
                                               --------------------------------- -------------------
                                                                                       AWARDS
                                                                                 -------------------
                                                                                                        ALL OTHER
            NAME AND                 FISCAL        SALARY            BONUS          OPTIONS/SARS      COMPENSATION
       PRINCIPAL POSITION             YEAR           ($)            ($) (2)           (#) (3)            ($) (4)
---------------------------------- ----------- ---------------- ---------------- ------------------- ----------------

Craig E. LaBarge                      1999         325,000             0               25,000            36,003
   CEO & President                    1998         300,014         105,000             15,513            20,003
                                      1997         275,002         160,000             16,775            20,003

William J. Maender                    1999         174,471             0               12,000            16,702
   Vice President - Finance,          1998         168,500          49,000             12,000            16,702
   Secretary & Treasurer              1997         162,500          77,000             12,500            16,702

Harvey Baker                          1999         167,299             0               12,000            31,900
   Vice President - Operations        1998         155,654          53,000             12,000            31,900
   Manufacturing Services Group       1997         147,441          80,000             12,500            17,286

Thomas L. Hubbard                     1999         160,971             0               12,000            23,085
   Vice President                     1998         145,000          42,000             12,000            23,085
                                      1997         138,462          59,000             12,500            13,480


John A. Sturm  (5)                    1999         143,000             0               12,000            18,790
   Vice President-Business
    Development - Manufacturing
    Services Group



(1) Includes compensation amounts earned during the fiscal years shown but deferred pursuant to individual deferred compensation agreements with the Company.

(2) Bonus amounts are earned in the fiscal year shown and paid in the subsequent fiscal year.

(3)  No SARs were granted during the fiscal year.

(4) Includes the following by individual for the fiscal year ended June 27, 1999:



                                                     SPLIT $ LIFE                         COMPANY MATCH ON
                 NAME                               PREMIUM ($) (A)                     401(K) DEFERRALS ($)
---------------------------------------- -------------------------------------- --------------------------------------
Craig E. LaBarge                                        36,003                                    0
William J. Maender                                      16,702                                  2,494
Harvey Baker                                            31,900                                  2,538
Thomas L. Hubbard                                       23,085                                  2,575
John A. Sturm                                           18,790                                   595



     (a) By agreement, these "split dollar life" premiums will be substantially recovered upon the surrender of the policy or death of the executive.

(5) Mr. Sturm became an officer of the Company during fiscal 1999.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
         The following table sets forth all stock options granted to the named executives during the fiscal year ended June 28, 1998.




                                                                                         POTENTIAL REALIZABLE VALUE
                                                                                         AT ASSUMED ANNUAL RATES OF
                                  INDIVIDUAL GRANTS                                     STOCK PRICE APPRECIATION FOR
                                                                                                 OPTION TERM
--------------------------------------------------------------------------------------- ------------------------------
                                          % OF TOTAL
                                         OPTIONS/SARS
                         OPTIONS/SARS     GRANTED TO     EXERCISE OR
                           GRANTED       EMPLOYEES IN     BASE PRICE      EXPIRATION
         NAME              (#) (A)       FISCAL YEAR        ($/SH)         DATE (B)         5% ($)         10% ($)
                                             (A)
----------------------- --------------- --------------- --------------- --------------- --------------- --------------
Craig E. LaBarge            25,000           20.3           3.7675         9/15/03          26,002         57,502
William J. Maender          12,000           9.8            3.425          9/15/08          25,848         65,503
Harvey Baker                12,000           9.8            3.425          9/15/08          25,848         65,503
Thomas L. Hubbard           12,000           9.8            3.425          9/15/08          25,848         65,503
John A. Sturm               12,000           9.8            3.425          9/15/08          25,848         65,503



(a)  No SARs were granted during the fiscal year.

(b) The options granted in fiscal 1999 first become exercisable on September 15, 2000.


AGGREGATE OPTION EXCERCISES AND YEAR END OPTION VALUES
         The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 27, 1999 and the number and value of unexercised options held by such executives at fiscal year end.

----------------------------------------------------------------------------------------------------------------------
                                                                                           VALUE OF UNEXERCISED
                         NO. SHARES                          NUMBER OF UNEXERCISED             "IN THE MONEY"
                         ACQUIRED ON        VALUE            OPTIONS AT YEAR END(#)       OPTIONS AT YEAR END($)(a)
         NAME            EXERCISE(#)     REALIZED($)(b)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
Craig E. LaBarge            65,000         191,750         81,775          40,513           27,248           0
William J. Maender            0               0            52,500          24,000           34,163           0
Harvey Baker                  0               0            12,500          24,000             0              0
Thomas L. Hubbard             0               0            12,500          24,000             0              0
John A. Sturm                 0               0            30,000          24,000           14,834           0

(a) Options are "in the money" if the market value of the shares covered thereby is greater than the option exercise price. Market value of a share at June 27, 1999 was $2.125.

(b) Value realized is the difference between the market value of a share on the exercise date and the exercise price per share, times the number of shares exercised.

                            HUMAN RESOURCES COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


         LaBarge, Inc. has had an independent Human Resources Committee (the "Committee") since 1981. The Committee is made up of three outside directors appointed annually by the Board of Directors (the "Board"). The principal responsibilities of the Committee include the following:

          - review and recommend to the Board the annual salary, incentive compensation and other benefits of the chief executive officer and other members of executive management.

          The Company's compensation practices are designed to achieve certain fundamental objectives, including:

          -    to attract and retain talented key executives;
          -    to set competitive compensation levels;
          - to provide incentives which focus performance on the achievement of Company objectives; and o to align executive compensation with the interest of the stockholders.

         To assist the Committee, the Company has, for more than ten years, contracted with an independent compensation and benefits consulting firm. This firm periodically evaluates each of the key management positions within the Company. The evaluation is based upon such criteria as the size and scope of the job, specific technical and managerial skills required, and the impact of the specific job on Company results.

         Using the evaluations of each job and data on the compensation practices of over 500 industrial companies in the U.S., the consultants recommend ranges for both base salary and bonus opportunity. The range for base salary is wide (plus or minus 20% from a mid-point) to accommodate a variety of individual criteria, including competitive factors and specific job performance over time. The recommended range for bonus opportunity is also wide, plus or minus 50% from a mid-point. The Committee believes that executives should be paid a base salary that is within the recommended range. Actual bonus payments may range from zero to the recommended high point or greater.

         Each year, the CEO makes recommendations to the Committee regarding proposed salary changes and bonus payments, if any. The recommendations, and the Committee's evaluation of them, are based upon a variety of criteria including profit performance to plan, cash flow, growth, customer development, the accomplishment of specific important objectives such as new acquisitions, divestitures, refinancing and many subjective factors. All of these factors were considered in determining the CEO's total compensation package for fiscal 1999 and the recommended salary and bonuses for the other officers for fiscal 1999. Since the management team is small, this approach has worked well and has been adequate to achieve the stated objectives.

                        Committee members:         Jack E. Thomas, Jr., Chairman
                                                   James P. Shanahan, Jr.
                                                   Lawrence J. LeGrand

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth below is information as of September 20, 1999, concerning all persons known to the Company to be beneficial owners of more than 5% of the Common Stock outstanding on the Record Date, and ownership of Common Stock beneficially owned by each Director and nominee for Director of the Company, and all executive officers and Directors as a group (unless otherwise indicated, such ownership represents sole voting and sole investment power).



          NAME AND ADDRESS OF                           SHARES                                PERCENT
         BENEFICIAL OWNERS (1)                    BENEFICIALLY OWNED                         OF CLASS
---------------------------------------- ------------------------------------- --------------------------------------
Harvey Baker                                    26,294       (5)                                 *
Robert H. Chapman                                    0                                           -
Richard P. Conerly                              51,704                                           *
John G. Helmkamp, Jr.                          612,911       (13)                              4.1%
Thomas L. Hubbard                               51,283       (5) (11)                            *
J. C. Kuhn, Jr.                                 35,000       (5)                                 *
Pierre L. LaBarge, Jr.                       1,891,525       (2) (3)                           12.7%
Craig E. LaBarge                             1,812,019       (4) (5) (6)                       12.1%
                                                             (7) (8) (9)
Lawrence J. LeGrand                            250,000       (15)                              1.7%
William J. Maender                           1,038,071       (4) (5) (10)                      7.0%
James P. Shanahan, Jr.                         275,300       (12)                              1.8%
John A. Sturm                                   45,000       (5) (14)                            *
Jack E. Thomas, Jr.                              2,000                                           *
All executive officers and directors         5,191,721                                         34.7%
as a group (13 persons)


* Less than 1%.

(1) The address of each executive officer and Director is c/o LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124.

(2) Includes 1,062,100 shares owned in Pierre L. LaBarge, Jr.'s individual capacity.

(3) Includes 829,425 shares held in Pierre L. LaBarge, Jr.'s revocable living trust.

(4) Includes 899,386 shares held in the Benefit Plan as to which the two members of the Benefit Plan administrative committee have shared voting power; comprising an aggregate of 298,157 shares which are held in accounts of executive officers of the Company and an aggregate of 601,229 shares which are held in accounts of other employees of the Company.

(5) Includes options exercisable within 60 days for the following number of shares under the 1987, 1993 and 1995 Incentive Stock Option Plans: Harvey Baker - 24,500; Thomas L. Hubbard - 24,500; J. C. Kuhn, Jr. - 15,000; Craig
     E. LaBarge - 57,288; William J. Maender - 64,500; John A. Sturm - 42,000. All executive officers and directors as a group - 227,788 shares.

(6) Includes 30,422 shares held by seven trusts, for the benefit of six nephews and one niece, of which trusts Craig E. LaBarge, Mark J. LaBarge and Pierre
     L. LaBarge, III are co-trustees and in which shares the co-trustees disclaim beneficial ownership.

(7) Includes 70,548 shares held by Craig E. LaBarge's spouse in her name, 34,000 shares held in her IRA, and 3,042 shares as custodian for their two minor children. Craig E. LaBarge disclaims beneficial ownership of these shares.

(8) Includes 18,172 shares held by a trust for two minor children of Craig E. LaBarge, of which trust Craig E. LaBarge and Mark J. LaBarge are co-trustees and in which shares the co-trustees disclaim beneficial ownership.

(9) Includes 673,411 shares owned in Craig E. LaBarge's individual capacity, 5,750 shares owned jointly with his spouse and 20,000 shares held in his IRA.

(10) Includes 74,185 shares owned in William J. Maender's individual capacity.

(11) Includes 1,707 shares held by Thomas L. Hubbard's spouse in her name. Mr. Hubbard disclaims beneficial ownership of these shares.

(12) Includes 191,300 shares owned by a limited partnership of which James P. Shanahan is a general partner with a pro-rata interest of less than 0.5%. Mr. Shanahan disclaims beneficial ownership of these shares.

(13) Includes 2,500 shares held by John G. Helmkamp, Jr.'s spouse in her name, 5,911 shares in her IRA and 35,000 shares held in a trust, of which she acts as trustee. Also includes 57,900 shares held in three trusts for the benefit of Mr. Helmkamp's children and 20,000 shares held in a trust for the benefit of his mother; Mr. Helmkamp is trustee of the aforesaid trusts. Mr. Helmkamp disclaims beneficial ownership of all of these shares.

(14) Includes 500 shares held by John A. Sturm's spouse in her IRA, of which shares Mr. Sturm disclaims beneficial ownership, and 2,500 shares held in his IRA.

(15) Includes 250,000 shares held in a grantor trust, of which trust Mr. LeGrand is trustee.


SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE
         To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements were met during fiscal 1999.

PERFORMANCE GRAPHS
         Five-Year Total Return. The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Common Stock with the cumulative total return of the American Stock Exchange Market value and a peer group.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
        AMONG LABARGE, INC., THE AMEX MARKET VALUE INDEX AND A PEER GROUP



                                  [LINE GRAPH]




- $100 INVESTED ON 6/20/94 IN STOCK OR INDEX.
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING JUNE 20.






The peer group consists of the following companies selected on the basis of their market capitalization and similarity of businesses: Miltope Group, Inc.; Sparton Corporation; Tech Sym Corporation; Esterline Technologies Corporation; EDO Corporation; Whittaker Corporation; Cubic Corporation; GRC International, Inc. and Aydin Corporation.


                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

         KPMG LLP ("KPMG") has been appointed as independent accountants for the Company for the fiscal year ending July 2, 2000 by the Board of Directors with the approval of the Audit Committee. KPMG has been the Company's independent accountants since 1980. Although the appointment of independent accountants does not require the approval of Common Stockholders, the Board of Directors believes Common Stockholders should participate in the appointment through ratification. A representative of KPMG is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he so desires, and he is expected to be available to respond to appropriate questions raised orally at the meeting.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock casting a vote at the Annual Meeting is necessary for the ratification of the selection of the independent accountants.


               THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                  RATIFICATION OF THE SELECTION OF KPMG LLP AS
                    INDEPENDENT ACCOUNTANTS FOR FISCAL 2000.




                      PROPOSAL 3: APPROVAL OF LABARGE, INC.
                      1999 NON-QUALIFIED STOCK OPTION PLAN


         At the Annual Meeting, the Stockholders will be presented with a proposal to approve the adoption of the Company's 1999 Non-Qualified Stock Option Plan (the "Plan"). The Plan was adopted by the Company's Board of Directors ("Board") in September, 1999, subject to Stockholder approval.

         The Board believes that, in order to retain, motivate and attract key personnel essential to the success of the Company, it is necessary to provide meaningful option grants to its officers and key employees. The purpose of the Plan is to further the growth and financial success of the Company by aligning the interests of key management participants, through the ownership of shares of Company common stock ("Common Stock"), with the interests of the Company's Stockholders. The Board believes that the Plan will provide participants with an incentive to maximize their individual performances and to promote teamwork among participants. The issuance of optioned shares of Common Stock will only occur if management has delivered increased value to the Stockholders in the form of an appreciation in the price of the Common Stock during the term of the options granted under the Plan.

         As discussed further below, the Human Resources Committee (the "Committee") of the Board has, subject to Stockholder approval of the Plan, granted options under the Plan to purchase an aggregate of 544,134 shares of Common Stock at an exercise price of $2.50 per share to eight key employees of the Company, including the Chief Executive Officer. The Committee has also established performance goals for the Company based upon growth in net sales and cash earnings per share for the Company's fiscal year ending July 2, 2000 and its two fiscal years ending July 1, 2001, and committed to issue additional options if the goals are achieved. The Board believes that the granting of the initial options at an exercise price substantially above the current market price for the Company's shares and conditioning the future grants on achievement of performance goals should provide a significant motivation to management to maximize the Company's performance.

         A brief description of the material features of the Plan is as follows. The description is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit A.

GENERAL
         The Plan authorizes the granting of non-qualified stock options. Options may be granted under the Plan through September 22, 2009, unless the Plan is terminated earlier. The Plan may, subject to rights under options previously granted, be wholly or partially amended or otherwise modified, suspended or terminated at any time by the Board, but Stockholder approval is required to the extent required by law or agreement. Generally, Stockholder approval will be sought for any amendment to increase the number of shares of Common Stock that may be issued under the Plan or to modify the Plan in a manner requiring Stockholder approval under Rule 16b-3 of the Securities and Exchange Commission. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is not a qualified plan under Section 401 (a) of the Internal Revenue Code of 1986, as amended (the "Code"). Proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options granted under the Plan will be used for general corporate purposes.

SECURITIES SUBJECT TO THE PLAN
         The aggregate number of shares of Common Stock which may be issued upon exercise of options granted under the Plan shall not exceed 1,520,000.

         If an option expires or is cancelled without having been fully exercised, the number of shares of Common Stock as to which such option was not exercised prior to its expiration or cancellation may again be optioned under the Plan. In addition, shares of Common Stock received by the Company in connection with the exercise of an award will be available for the grant of options under the Plan.

ADMINISTRATION OF THE PLAN
         The Plan provides for administration by the Committee. In addition to administering the Plan, the Committee is also authorized to interpret the Plan and the Stock Option Agreements (defined below), to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Members of the Committee receive such compensation for their services as is determined by the Board. All expenses and liabilities that the members of the Committee incur in connection with the administration of the Plan will be borne by the Company.

ELIGIBILITY AND PARTICIPATION
         Any officer, employee or director of the Company is eligible to be granted options. The Committee is authorized to select the individuals to whom options are to be granted, to determine the number of shares to be subject to such options and to establish the terms and conditions of the options, consistent with the Plan. The Company will enter into a written agreement ("Stock Option Agreement") with each optionee specifying the terms of the option.

TERMS OF OPTIONS
         GRANT OF OPTIONS. Each option shall be for the number of shares of Common Stock prescribed by the Committee; options may not, however, be granted in any year to a single participant for an aggregate of more than 300,000 shares of Common Stock.

         EXERCISABILITY OF OPTIONS. Each option is exercisable at such times and in such installments (which may be cumulative) as the Committee may provide in the terms of each individual option.

         Options are exercisable by written notice to the Company, specifying the number of shares of Common Stock being purchased and accompanied by payment of the purchase price for such shares. The option price may be paid in cash, check or in shares of Common Stock having a market value equal to the exercise price of the option being exercised. The Committee may, as a condition to the exercise of any option, require that the optionee deliver such representations and documents as it deems necessary to effect compliance with applicable federal and state securities laws and regulations. The Committee may also take whatever additional action it deems appropriate to effect such compliance.

         PURCHASE PRICE OF SHARES SUBJECT TO OPTIONS. The price of the shares of Common Stock subject to each option shall be set by the Committee, provided, however, that the price per share of an option shall not be less than 100% of the last quoted selling price of a share of Common Stock as quoted on the American Stock Exchange on the day the option is granted. If shares of Common Stock are not traded on such date, then the closing price will be determined as of the next preceding trading date during which a sale occurred.

         EXPIRATION OF OPTIONS. No option may be exercised after the expiration of ten years from the date the option was granted. Subject to the foregoing, the Committee will provide, in the terms of each individual Stock Option Agreement, when such option expires and becomes unexercisable.

         ADJUSTMENTS UPON CHANGE IN CAPITALIZATION. If the outstanding shares of Common Stock subject to options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, stock split, stock dividend or combination of shares, the Committee will make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding options, or portions thereof then unexercised, will be exercisable, to the end that after such event the optionee's proportionate interest will be maintained as before the occurrence of such event.

         TRANSFER RESTRICTIONS. The Committee, in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate.

         CONTINUED EMPLOYMENT. Nothing in the Plan or in any Stock Option Agreement will confer upon any optionee any right to continue in the employ of the Company or any subsidiary of the Company, or will interfere with or restrict in any way the rights of the Company or a subsidiary of the Company, to discharge any optionee at any time for any reason whatsoever, with or without cause.

         NO RIGHTS AS A STOCKHOLDER. The holders of options will not be, nor have any rights or privileges of, a Stockholder of the Company as to shares of Common Stock covered by an option until such shares are issued by the Company and delivered to such holders.

         CONFORMITY TO SECURITIES LAWS. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934 and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

FEDERAL INCOME TAX CONSEQUENCES
         The following discussion is a general summary of the material federal income tax consequences to participants in the Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

         A holder of an option does not realize income as a result of the grant of such option, but normally realizes compensation income taxable at ordinary income rates upon such option's exercise to the extent the fair market value of the shares of Common Stock acquired on the date of the exercise of such option exceeds the option exercise price paid. The Company will be entitled to a tax deduction in an amount equal to the amount the optionee is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income. At the time the option is exercised, the optionee (or his or her successor) must make full payment to the Company of all amounts that must be withheld by the Company for federal, state or local tax purposes.

         The optionee's initial tax basis for shares of Common Stock acquired upon the exercise of a non-qualified stock option will be the option exercise price paid plus the amount of ordinary income realized by the optionee. Any appreciation in the value of such shares may qualify for capital gains treatment depending upon the applicable holding period.

OPTIONS GRANTED UNDER THE PLAN
         In September, 1999, the Committee granted options under the Plan for 544,134 shares of Common Stock to eight executives, including the Chief Executive Officer, of the Company. The grants of these options are subject to approval of the Plan by the Stockholders and, if the Plan is not approved, the options will not become exercisable. Each of the options is exercisable at a price of $2.50 per share of Common Stock, substantially above the $1.625 per share closing price of the shares of Common Stock on the American Stock Exchange on the date of grant. The options will vest as to 20% of shares subject to options on each of the first five anniversaries of the date of grant, and will expire (unless sooner terminated) on the tenth anniversary of the date of grant. The options will immediately terminate if an option holder is terminated as an employee by the Company for Cause (as defined in the Plan) or voluntarily terminates his or her employment with the Company. Unvested portions of options will terminate on the date of termination of employment of the option holder for any reason. If termination is as a result of the death or disability of the option holder, options will continue to be exercisable as to vested options for the remainder of the option term. If the option holder is terminated by the Company without Cause, the vested options will be exercisable for 90 days.

         In addition, the Committee has established threshold, target and maximum performance goals for growth in the Company's net sales and cash earnings per share for its fiscal year ending July 2, 2000 and for its two fiscal years ending July 1, 2001. If the goals are achieved, and depending upon the level of achievement, the Company's Chief Executive Officer and seven other key employees will be granted options under the Plan based upon a valuation formula for the options. The exercise price of the options would be fair market value of the Common Stock on the date of option grant. In addition, the Chief Executive Officer will, if the goals are achieved, receive cash bonuses in amounts up to a maximum of $150,000 in each of the fiscal years. Because of the formula for determining the number of shares of Common Stock which would be subject to options if goals are achieved, it is not possible to calculate the maximum number of shares of Common Stock subject to options which may be granted in any one year; however, the Company believes the total number of shares subject to such options in any one year will, in any event, be less than the number of shares of Common Stock subject to the options summarized below.

         The following is information concerning the options that have been granted by the Committee subject to Stockholder approval of the Plan:



               NAME AND                             EXERCISE PRICE                        NUMBER OF SHARES
          PRINCIPAL POSITION                         PER SHARE ($)                        SUBJECT TO OPTION
---------------------------------------- -------------------------------------- --------------------------------------
Craig E. LaBarge                                         $2.50                                 294,118
   CEO & President

Harvey Baker
   Vice President - Operations                           $2.50                                  34,309
   Manufacturing Services Group

Thomas L. Hubbard                                        $2.50                                  39,221
   Vice President

All executive officers                                   $2.50                                 436,280


All Non-executive officers                               $2.50                                 107,854

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                  STOCKHOLDERS VOTE FOR THE LABARGE, INC. 1999
                        NON-QUALIFIED STOCK OPTION PLAN



                              STOCKHOLDER PROPOSALS

         Any stockholder proposal to be presented at the next Annual Meeting, which is expected to be held in November 2000, must be received by the Company at its principal office at the address listed on page 2 hereof no later than May 17, 2000.


                                         By Order of the Board of Directors,



                                         WILLIAM J. MAENDER
                                         Vice President - Finance and Secretary

St. Louis, Missouri
October 12, 1999

                                                                       EXHIBIT A

                                  LABARGE INC.
                      1999 NON-QUALIFIED STOCK OPTION PLAN

                                   SECTION 1.

                            ESTABLISHMENT AND PURPOSE

         1.1. ESTABLISHMENT OF THE PLAN. LaBarge, Inc., a Delaware corporation, hereby establishes an incentive compensation plan to be known as the LaBarge, Inc. 1999 Non-Qualified Stock Option Plan, set forth in this document. This Plan permits the grant of Non-Qualified Stock Options. This Plan and the grant of Awards hereunder are expressly conditioned upon the Plan's approval by the shareholders of the Company to the extent required. The Plan is adopted effective as of September 23, 1999.

         1.2. PURPOSE OF THIS PLAN. The purpose of this Plan is to further the growth and financial success of the Company by aligning the interests of the Participants, through the ownership of Shares and through other incentives, with the interests of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

                                   SECTION 2.

                                   DEFINITIONS

         The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

     2.1. "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.2. "AFFILIATE" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

     2.3. "AWARD" means, individually or collectively, a grant under this Plan of Non-qualified Stock Options.

     2.4. "AWARD AGREEMENT" means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

     2.5. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.6. "CAUSE" means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then "cause" shall include conviction of a felony, embezzlement or other dishonest conduct in connection with the performance of duties for the Company, and gross insubordination to the Board of Directors or the senior management of the Company.

     2.7. "CHANGE IN CONTROL" shall have the meaning assigned to such term in
Section 9.2.

     2.8. "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

     2.9. "COMMITTEE" means the Human Resources Committee, or such other committee appointed by the Board (pursuant to Section 3.1) to administer this Plan.

     2.10. "COMPANY" means LaBarge, Inc. a Delaware corporation, and any successor thereto.

     2.11. "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

     2.12. "DISABILITY" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if there is no such plan or the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (a) a willfully self-inflicted injury or willfully self-induced sickness; or (b) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The Committee shall make the determination of Disability. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.13. "EFFECTIVE DATE" means September 23, 1999.

     2.14. "EMPLOYEE" means any employee of the Company or of an Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

     2.15. "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

     2.16. "FAIR MARKET VALUE" means the last quoted per share selling price at which Shares are traded on any given date, or if no Shares are traded on such date, the most recent prior date on which Shares were traded, as reported in The Wall Street Journal. Notwithstanding the preceding, for federal, state and local income tax reporting purposes, fair market value shall be determined by the Committee (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

     2.17. "FISCAL YEAR" means the fiscal year of the Company.

     2.18. "GRANT DATE" means, with respect to an Award, the date that the Award was granted.

     2.19. "NON-EMPLOYEE DIRECTOR" means a Director who is not an Employee of the Company or of any Affiliate.

     2.20. "NON-QUALIFIED STOCK OPTION" means an Option to purchase Shares which is not an Incentive Stock Option described in Section 422 of the Code.

     2.21. "OPTION" means a Non-Qualified Stock Option.

     2.22. "OPTION PRICE" means the price at which the Option shall be exercisable in accordance with the Award Agreement and Section 6.

     2.23. "PARTICIPANT" means an Employee who has an outstanding Award.

     2.24. "PERFORMANCE GOALS" means the goal(s) (or combined goal(s)) determined by the Committee in its sole discretion to be applicable to a Participant with respect to an Award. The Performance Goals may differ from Participant to Participant and from Award to Award.

     2.25. "PLAN" means the LaBarge, Inc. 1999 Non-Qualified Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

     2.26. "RETIREMENT" means the normal retirement date on which a Participant qualifies for full retirement benefits under the Company's qualified retirement plan, as identified by the Committee.

     2.27. "RULE 16B-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

     2.28. "SECTION 16 PERSON" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

     2.29. "SHARES" means the shares of the regular voting Common Stock, $0.01 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter, or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.30. "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.31. "TERMINATION OF SERVICE" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, director or employee of the Company or of any Affiliate, including, without limitation, death, disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of a business owned or operated by the Company or an Affiliate. With respect to any person who is not an Employee with respect to the Company or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Service for purposes of the Plan. A Termination of Service shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

                                   SECTION 3.

                                 ADMINISTRATION

     3.1. THE COMMITTEE. This Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Failure to comply with this provision shall not result in the cancellation, termination, expiration, or lapse of any Award.

     3.2. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine Performance Goals; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; and establish, amend, or waive rules and regulations for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

     3.3. DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize this Plan's qualification under section 162(m) of the Code or Rule 16b-3.

     3.4. DECISIONS BINDING. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 3.3 shall be final, conclusive, and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

                                   SECTION 4.

                           SHARES SUBJECT TO THIS PLAN

     4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.6, the total number of Shares cumulatively available for grant under this Plan shall not exceed one-million five hundred twenty thousand (1,520,000) Shares less: (i) the total number of Shares previously issued upon the exercise of Options; and (ii) the total number of Shares then subject to outstanding Options; and Shares granted under this Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.

     4.2. INDIVIDUAL AWARD LIMITS. The maximum number of Shares with respect to which Options may be granted under the Plan in any calendar year to any "covered employee" (as defined in Section 162(m) of the Code) is 300,000 Shares, subject to adjustment for changes in corporate capitalization as provided in Section 4.6.

     4.3. RELEASE OF SHARES. The Committee shall have full authority to determine the number of Shares available for Award, and in its discretion may include (without limitation) as available for distribution any unissued Shares that have ceased to be subject to an Award; any Shares subject to any Award that have been previously forfeited; any Shares under an Award that otherwise terminates without the issuance of Shares being made to a Participant; or any Shares that are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or tax withholding obligation. Any Shares that are available immediately prior to the termination of the Plan, or any Shares returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

     4.4. RESTRICTIONS ON SHARES. Shares issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for Shares, cash or other property prior to (a) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded); and (b) the completion of any registration or qualification of such shares under federal, provincial, state or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable. The Company may cause any certificate for any Share to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable law or otherwise. Fractional Shares shall not be delivered, but shall be rounded to the next lower whole number of Shares.

     4.5. SHAREHOLDER RIGHTS. No person shall have any rights of a shareholder as to Shares subject to an Award until, after proper exercise of the Award or other action required, such Shares shall have been recorded on the Company's official shareholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the Shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

     4.6. ADJUSTMENTS IN AWARDS AND AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under this Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Sections 4.1, 4.2, and 6.1, in such manner as the Committee (in its sole discretion) shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                                   SECTION 5.

                                   ELIGIBILITY

     5.1. ELIGIBILITY. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are officers, employees and directors of the Company or any Affiliate, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person, the person's contributions to the Company and its Affiliates, the value of the individual's services (past, present and future) to the Company and its Affiliates and such other factors deemed relevant by the Committee.


                                   SECTION 6.

                                  STOCK OPTIONS

     6.1. GRANT OF OPTIONS. Subject to the terms and provisions of this Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee in its sole discretion.

     6.2. OPTION AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     6.3. EXERCISE PRICE. The Exercise Price for each Option shall be determined by the Committee in its sole discretion; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value of the Shares to which the Option pertains on the date the Option is granted.

     6.4. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall provide in the Award Agreement at the time of grant provided that Option shall be exercisable no later than the tenth anniversary date of its grant.

     6.5. EXERCISABILITY OF OPTIONS. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

     6.6. METHOD OF EXERCISE. Subject to the provisions of this Section 6 and the Award Agreement, a Participant may exercise Options, in whole or in part, at any time during the Option Period by giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee, payment in full or in part may also be made by tendering Shares owned by a Participant, valued at their Fair Market Value at the time of exercise, arranging to have the appropriate number of Shares issuable upon the exercise of an Option withheld or sold, or any combination of the above.

     No Shares shall be issued until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of Shares that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid in full for such Shares, and such Shares have been recorded on the Company's official shareholder records as having been issued and transferred.

     6.7. RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, and any blue sky or state securities laws.

     6.8. TERMINATION BY REASON OF DEATH, DISABILITY, OR RETIREMENT. Unless otherwise provided in the Award Agreement or determined by the Committee, if a Participant incurs a Termination of Service due to Death, Disability or Retirement, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable until the expiration of the Option Period.

     6.9. OTHER TERMINATION. Unless otherwise provided in the Award Agreement or determined by the Committee, if a Participant incurs a Termination of Service that is involuntary on the part of the Participant (but is not due to Death, Disability or with Cause) or is voluntary on the part of the Participant (and is not due to Retirement), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised until the expiration of the Option Period. If the Participant incurs a Termination of Service, which is with Cause, the Option may be exercised for the shorter of a ninety-day period or the expiration of the Option Period. Unless otherwise provided in the Award Agreement, the Death or Disability of a Participant after a Termination of Service otherwise provided herein shall not increase the number of Options that are exercisable, nor will it extend the time permitted to exercise an Option.


                                   SECTION 7.

                      AMENDMENT, TERMINATION, AND DURATION

     7.1. AMENDMENT, SUSPENSION, OR TERMINATION. The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to comply with applicable law, or (c) made to permit the Company or an Affiliate a deduction under applicable law. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

     7.2. DURATION OF THIS PLAN. This Plan shall become effective on the date specified herein, and subject to Section 7.1 (regarding the Board's right to amend or terminate this Plan), shall remain in effect for ten years thereafter.

                                   SECTION 8.

                                 TAX WITHHOLDING

     8.1. WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

     8.2. WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by
(a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined on the date the Option is exercised.



                                   SECTION 9.

                                CHANGE IN CONTROL

     9.1. CHANGE IN CONTROL. In the event of a Change in Control of the Company, all Awards granted under this Plan that then are outstanding and not then exercisable or are subject to restrictions, shall, unless otherwise provided for in the Agreements applicable thereto, become immediately exercisable, and all restrictions shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Agreements.

     9.2. DEFINITION. For purposes of Section 9.1 above, a Change in Control of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following shall have occurred:

           9.2.1. any merger, consolidation, share exchange, or other combination or reorganization involving the Company, irrespective of which party is the surviving entity, excluding any merger, consolidation, share exchange, or other combination involving the Company solely in connection with the acquisition by the Company of any subsidiary;

           9.2.2. any sale, lease, exchange transfer, or other disposition of all or any substantial part of the assets of the Company;

           9.2.3. any acquisition (other than pursuant to will, the laws of descent and distribution, gift to a parent, child, spouse or descendant, or pursuant to an employee benefit plan) or agreement to acquire by any person or entity, directly or indirectly, beneficial ownership of twenty-five percent (25%) or more of the outstanding voting stock of the Company;

           9.2.4. during any period of two consecutive years during the term hereof, individuals who at the date of this Plan constitute the Board of Directors ("Incumbent Directors") cease for any reason to constitute at least a majority thereof, unless the election of each Director at the beginning of such Director's term has been approved by at least two-thirds of the Incumbent Directors then in office; any such Director so approved shall thereafter be an Incumbent Director; or

           9.2.5. a majority of the Board or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer, or other arrangement providing for any of the transactions described above; or

           9.2.6. any series of transactions resulting in any of the transactions described above; or

           9.2.7. any other set of circumstances which the Board of Directors deems to constitute a change in control of the Company.

                                   SECTION 10.

                               LEGAL CONSTRUCTION

     10.1. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     10.2. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     10.3. REQUIREMENTS OF LAW. The grant of Awards under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

     10.4. GOVERNING LAW. This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware (excluding its conflict of laws provisions).

     10.5. CAPTIONS. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of this Plan.


                                   SECTION 11.

                                  MISCELLANEOUS

     11.1. NO EFFECT ON EMPLOYMENT OR SERVICE. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without Cause. For purposes of this Plan, transfer of employment of a Participant between the Company and any of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company is on an at-will basis only, unless otherwise provided by an applicable employment agreement between the Participant and the Company or its Affiliate, as the case may be.

     11.2. NO COMPANY OBLIGATION. Neither the Company, an Affiliate, nor the Committee shall have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with receipt or the exercise or distribution of an Award.

     11.3. PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     11.4. INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

     11.5. SUCCESSORS. All obligations of the Company under this Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

     11.6. NONTRANSFERABILITY OF AWARDS. Except as provided in the Plan or an Award Agreement, no Award shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution, and all rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

     11.7. NO RIGHTS AS STOCKHOLDER. No Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

                               [LABARGE INC LOGO]

                                  LABARGE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 17, 1999

     The undersigned hereby appoints Craig E. LaBarge and William J. Maender, or either of them acting in the absence of the other, proxies for the undersigned, with full power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of LaBarge, Inc. to be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri, on November 17, 1999, at 4:00 P.M. St. Louis time, and at any adjournments thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters not known or determined at the time of the solicitation of this proxy, as may properly come before said meeting or any adjournments thereof.



                          YOUR VOTE IS IMPORTANT TO US!

              WE ENCOURAGE VOTING ON THE INTERNET OR BY TELEPHONE. (PLEASE REFER TO THE ACCOMPANYING VOTING INSTRUCTION SHEET.)





     The undersigned hereby revokes any proxies heretofore given in connection with the Annual Meeting and directs said persons to use this proxy to act or vote as follows:


1.       Election of Directors:            Class A-    01 - Craig E. LaBarge
                                                       02 - James P. Shanahan, Jr.
                                                       03 - Jack E. Thomas, Jr.

     [ ]  FOR all nominees listed          [ ]  FOR all nominees EXCEPT for           [ ] WITHHOLD AUTHORITY to vote
                                                  nominees written in space below            for all nominees

            ----------------------------------------------------------------------------------------------------
2.       Proposal to ratify the selection of KPMG LLP as Independent Accountants for the fiscal year ending July  2, 2000.

     [ ]  FOR KPMG LLP as                  [ ]  AGAINST KPMG LLP as                   [ ] ABSTAIN
           Independent Accountants              Independent Accountants

3.       Proposal to approve the LaBarge, Inc. 1999 Non-Qualified Stock Option Plan.

     [ ]  FOR 1999 Non-Qualified           [ ]  AGAINST 1999 Non-Qualified            [ ] ABSTAIN
          Stock Option Plan                      Stock Option Plan


                               (SEE REVERSE SIDE)

                             THANK YOU FOR YOUR VOTE
    IF YOU ARE NOT VOTING BY INTERNET OR BY TELEPHONE, DETACH PROXY CARD AND
                            MAIL IN ENVELOPE PROVIDED





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                                   NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   DATE:
                                        ----------------------------------------

                                   ---------------------------------------------
                                   SIGNATURE(S)

                                   ---------------------------------------------
                                   SIGNATURE(S)

     LABARGE, INC. - VOTING INSTRUCTIONS FOR ANNUAL MEETING OF STOCKHOLDERS
                          YOUR VOTE IS IMPORTANT TO US!

Vote by Telephone                                                    Vote by Internet
                  It's quick, easy, and your vote                                      It's quick, easy, and your vote
                   is immediately submitted.                                          is immediately submitted.
                  Just follow these easy steps:                                       Just follow these easy steps:

1. Read the accompanying Proxy Statement.                            1. Read the accompanying Proxy Statement.
2. Using a touch-tone telephone, call TOLL FREE 1-800-758-6973.      2. Access the web site at http://www.umb.com/proxy.
3. When instructed, enter the three-digit code --107-- followed      3. You will be prompted to enter your Control Number
   by your Control Number located in the lower right-hand               located in the lower right-hand corner on the back
   corner on the back of the accompanying proxy card.                   of the accompanying proxy card.

OPTION 1 - Press 1 to vote as the Board of Directors                 PLEASE NOTE that all votes cast by Internet must be submitted
           recommends for ALL proposals;                             prior to 5:00 p.m. Central Time, November 16, 1999.

OPTION 2 - Press 2 to vote on each proposal separately, and follow the instructions for each proposal:

   TO VOTE FOR - PRESS 1; TO VOTE AGAINST - PRESS 2;
           TO ABSTAIN -  PRESS 3; and                                Vote by Mail

   PRESS 1 to confirm your vote.
                                                                       To vote by mail, complete, sign and date the
                                                                       accompanying proxy card. Return it in the
                                                                       envelope provided.


   WE URGE YOU TO TAKE ADVANTAGE OF THE TELEPHONE AND INTERNET VOTING OPTIONS!

Your telephone or Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.